GENERAL
                                    AMERICAN
                                   INVESTORS

                                      2002
                                     ANNUAL
                                     REPORT

                    GENERAL AMERICAN INVESTORS Company, Inc.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

   FINANCIAL SUMMARY
--------------------------------------------------------------------------------

                                                       2002                   2001
                                                  -----------------------------------
   Net assets applicable to Common Stock -
      December 31                                 $809,192,127         $1,097,529,720
   Net investment income                             5,698,197             12,512,405
   Net realized gain                                17,039,043             70,720,822
   Net decrease in unrealized appreciation       (264,293,395)           (87,697,439)
   Distributions to Preferred Stockholders        (10,800,000)           (10,800,000)

   Per Common Share-December 31

      Net asset value                                   $26.48                 $35.14
      Market price                                      $23.85                 $33.47
   Discount from net asset value                         -9.9%                  -4.8%

   Common Shares outstanding-Dec. 31                30,561,356             31,231,563
   Common stockholders of record-Dec. 31                 4,700                  4,900
   Market price range* (high-low)                $34.89-$22.17          $39.70-$27.50
   Market volume-shares                              6,978,900              5,009,500
   *Unadjusted for dividend payments.


   DIVIDEND SUMMARY (per share)
--------------------------------------------------------------------------------

                                                Ordinary     Long-Term
   Record Date             Payment Date          Income     Capital Gain       Total
   -----------             ------------         --------    ------------       -----
   Common Stock
   Nov. 14, 2002           Dec. 23, 2002         $0.022         $0.298         $0.32
   Jan. 27, 2003           Feb. 10, 2003          0.01           0.03           0.04
                                                 ------         ------         -----
      Total from 2002 earnings                   $0.032         $0.328         $0.36
                                                 ======         ======         =====

   Nov. 15, 2001           Dec. 20, 2001         $0.82  (a)     $1.26          $2.08
   Jan. 28, 2002           Feb. 11, 2002           .19  (b)       .11            .30
                                                 -----          -----          -----
      Total from 2001 earnings                   $1.01          $1.37          $2.38
                                                 =====          =====          =====

         (a) Includes short-term gain in the amount of $.45 per share.
         (b) Represents short-term gain.

   Preferred Stock

   Mar. 6, 2002            Mar. 25, 2002         $ .15525        $.29475       $ .45
   Jun. 6, 2002            Jun. 24, 2002           .15525         .29475         .45
   Sep. 6, 2002            Sep. 23, 2002           .15525         .29475         .45
   Dec. 6, 2002            Dec. 23, 2002           .15525         .29475         .45
                                                 -------        ---------      ------
      Total for 2002                              $.621         $1.179        $ 1.80
                                                 =======        =========      ======

   Mar. 6, 2001            Mar. 23, 2001         $ .0963        $ .3537        $ .45
   Jun. 6, 2001            Jun. 25, 2001           .0963          .3537          .45
   Sep. 6, 2001            Sep. 24, 2001           .0963          .3537          .45
   Dec. 6, 2001            Dec. 24, 2001           .0963          .3537          .45
                                                  -------       --------      ------
      Total for 2001                              $.3852 (c)    $1.4148       $ 1.80
                                                  =======       ========      ======

     (c) Includes short-term gain in the amount of $.2224 per share ($.0556 per quarter).



                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401

                       E-mail: InvestorRelations@gainv.com

                        www.generalamericaninvestors.com

1 TO THE STOCKHOLDERS
--------------------------------------------------------------------------------
  General American Investors

The year ended December 31, 2002 marked the third consecutive down year for the U.S. securities market and the first year in the past five that General American Investors failed to outperform its benchmark, the Standard & Poor's 500 Stock Index, by a meaningful amount. Our net asset value per common share (assuming reinvestment of all dividends) was down 23% whereas the S&P 500 (including income) declined 22.1%. Because the discount at which our shares traded widened, furthermore, the return to our shareholders was negative by 27.2%.

On a more positive note, the table that follows, which compares our returns on an annualized basis with the S&P 500, illustrates that over many years General American has produced superior investment results.

Years    Stockholder Return         S&P 500
-------------------------------------------
  3                - 3.3%           -14.6%
  5                 10.6            - 0.6
 10                 10.2              9.3
 20                 13.8             12.7
 30                 13.5             10.7
 40                 12.8             10.5


During 2002, the Company purchased 922,100 of its common shares in the open market at an average discount to NAV of 9.1%. The Board of Directors has authorized repurchases of common shares when they are trading at a discount in excess of 8% of NAV.

It has been almost 3 years since the stock market reached its apogee and almost 2 years past the economy's trough, yet the pace of recovery remains anemic. Unemployment continues to be stubbornly high and may even rise, excessive capacity characterizes many sectors of the economy and pricing power is limited despite massive monetary and fiscal stimulus. It would appear that more time will be required to right the excesses of the last boom and to adjust to the new realities of international commerce. By dint of its human resources and controlled currency, China now seems to be the low cost producer of an increasing number of goods, leaving other providers with no option but to rationalize facilities and cut costs. The disinflationary consequences of these actions are being felt broadly in Japan, Europe and North America.

Accommodative monetary policy has allowed consumers to keep spending while American companies slash capital spending and restructure balance sheets. While the stock market anticipates the future, and some improvement is evident, progress is likely to be uneven and gains in corporate profits modest by historical measures. Valuations have become more reasonable, but not compelling. Our portfolio continues to feature companies with strong financial characteristics, high earnings visibility and powerful positions in their respective industries. We continue to retain abundant cash reserves and look forward to their selective employment as opportunities present themselves.

On March 26, 2002, the Company launched a Web site which can be accessed on the Internet at www.generalamericaninvestors.com. It contains a wealth of information about the Company, including current NAV and market price data as well as historical dividend payments, financial reports, notices and press releases.

We record with deep sorrow the death on October 14, 2002 of Hon. Bill Green who had served as a Director of the Company with great dedication for almost ten years. His contributions to Board deliberations, based on broad knowledge and experience gained from his distinguished career in legal and government service and as a result of his significant commitment to educational, environmental and human services organizations, have been greatly valued. His services will be missed.

As mentioned in our first quarter report, Arthur G. Altschul, our esteemed colleague and Chairman Emeritus, died on March 17, 2002. He served the Company for 50 years and contributed to its success by giving the Company steady leadership and guidance through many stock market cycles. His counsel and support will be missed.

By Order of the Board of Directors,

Spencer Davidson

President and Chief Executive Officer
January 15, 2003

2  THE COMPANY
--------------------------------------------------------------------------------
   General American Investors

CORPORATE OVERVIEW

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

INVESTMENT POLICY

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, showing a broad range of experience in business and financial affairs, is on page 16 of this report.

PORTFOLIO MANAGER

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.

"GAM" COMMON STOCK

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed daily (on an unaudited basis) and is furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

The ratio of market price to net asset value has shown considerable variation over a long period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they, periodically, sell at a premium over net asset value. The last time the Company's shares sold at a premium for a prolonged period was the year-long period from March 1992 through April 1993. During 2002, the stock sold at premiums over and discounts from net asset value which ranged from a premium of 2.8% (January 18) to a discount of 11.6% (July
25). At December 31, the price of the stock was at a discount of 9.9% as compared with a discount of 4.8% a year earlier.

"GAM Pr" PREFERRED STOCK

On June 19, 1998, the Company issued and sold in an underwritten offering 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock with a liquidation preference of $25 per share ($150,000,000 in the aggregate).

The Preferred Shares are noncallable for 5 years, are rated "aaa" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr).

3 THE COMPANY
--------------------------------------------------------------------------------
  General American Investors

The preferred capital is available to leverage the investment performance of the Common Stockholders. As is the case for leverage in general, it may also result in higher market volatility for the Common Stockholders.

DIVIDEND POLICY

The Company's dividend policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ending October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year to Common Stockholders. Dividends on shares of Preferred Stock are paid quarterly. Distributions from capital gains and ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain dividends in varying amounts have been paid for each of the years 1943-2002 (except for the year 1974). (A table listing dividends paid during the 20-year period 1983-2002 is shown at the bottom of page 6.) To the extent that full shares can be issued, dividends are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash. Spill-over dividends of nominal amounts are paid in cash only.

DIRECT REGISTRATION

In December 2002, the Company initiated Direct Registration ("DR") for its Common Shareholders. DR is a system that allows for book-entry ownership and the electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their book-entry and certificated share balances. A brochure which describes the features and benefits of Direct Registration, including the ability of shareholders to deposit certificates with our transfer agent, is located at our Website - www.generalamericaninvestors.com - under Additional Information - Transfer Agent Services. The brochure can also be obtained by contacting our Corporate Secretary at 1-800-436-8401.

PRIVACY POLICY AND PRACTICES

General American Investors collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Company's securities but only for those stockholders whose shares are registered in their names. This information includes the stockholder's address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company's securities at financial institutions such as brokers or banks in "street name" registration.

We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.

4 INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors

"Total return on $10,000 investment 20 years ended December 31, 2002"

The investment  return for a common  stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 2002 is shown in the table below and in the accompanying chart. The return based on GAM's net asset value (NAV) per common share in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1983.

The Stockholder Return is the return a common stock holder of GAM would have achieved assuming reinvestment of all optional dividends at the actual reinvestment price and reinvestment of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

The GAM Net Asset Value (NAV) Return is the return on shares of the Company's common stock based on the NAV per share, including the reinvestment of all dividends.

The S&P 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                              GENERAL AMERICAN INVESTORS
                -----------------------------------------------------       STANDARD & POOR'S 500
                 STOCKHOLDER RETURN         NET ASSET VALUE RETURN                RETURN
-------------------------------------------------------------------------------------------------
              CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL      CUMULATIVE       ANNUAL
              INVESTMENT       RETURN       INVESTMENT      RETURN       INVESTMENT       RETURN
-------------------------------------------------------------------------------------------------
     1983       $11,631          16.31%      $12,301          23.01%       $12,255         22.55%
     1984        10,798          -7.16        11,429          -7.09         13,025          6.28
     1985        13,477          24.81        15,429          35.00         17,163         31.77
     1986        14,983          11.17        17,152          11.17         20,370         18.69
     1987        12,569         -16.11        17,586           2.53         21,438          5.24
     1988        15,241          21.26        20,676          17.57         24,981         16.53
     1989        22,648          48.60        28,504          37.86         32,880         31.62
     1990        23,554           4.00        30,411           6.69         31,864         -3.09
     1991        43,575          85.00        48,989          61.09         41,551         30.40
     1992        50,016          14.78        50,729           3.55         44,705          7.59
     1993        42,053         -15.92        49,841          -1.75         49,229         10.12
     1994        38,748          -7.86        48,475          -2.74         49,854          1.27
     1995        46,970          21.22        59,906          23.58         68,549         37.50
     1996        56,120          19.48        71,869          19.97         84,254         22.91
     1997        80,016          42.58        94,903          32.05        112,336         33.33
     1998       105,069          31.31       128,251          35.14        144,408         28.55
     1999       146,277          39.22       174,935          36.40        174,676         20.96
     2000       174,216          19.10       205,794          17.64        158,798         -9.09
     2001       181,759           4.33       203,324          -1.20        139,917        -11.89
     2002       132,303         -27.21       156,519         -23.02        108,939        -22.14


5 INVESTMENT RESULTS  (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors

[CAPTION]
[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $250,000 in $25,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1983 through 2002 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Net Asset Value, and the third line represents the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

     COMPARATIVE ANNUALIZED INVESTMENT RESULTS
     -----------------------------------------
   YEARS ENDED    STOCKHOLDER   GAM NET     S&P 500
DECEMBER 31, 2002   RETURN    ASSET VALUE STOCK INDEX
-----------------------------------------------------
     1 year        -27.2 %     -23.0 %     -22.1 %
     5 years        10.6        10.5        -0.6
    10 years        10.2        11.9         9.3
    15 years        17.0        15.7        11.4
    20 years        13.8        14.7        12.7


6 MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors



                                                  SHARES OR        SHARES OR PRINCIPAL AMOUNT HELD
INCREASES                                      PRINCIPAL AMOUNT          DECEMBER 31, 2002
----------------------------------------------------------------------------------------------
NEW POSITIONS
    CIENA Corporation                                      -                550,000 (a)
    El Paso Corporation
         0% Convertible Notes Due 2/28/21                  -            $ 5,000,000 (a)
    Lucent Technologies Inc.                               -                712,500 (a)
    MedImmune Vaccines, Inc.
         5 1/4% Convertible Notes Due 2/1/08     $10,000,000            $10,000,000

ADDITIONS

    American International Group, Inc.                70,000                345,000
    Cisco Systems, Inc.                              245,000                900,000
    Costco Wholesale Corporation                      25,000                700,000
    Health Net, Inc.                                  75,000                550,000
    MetLife Inc.                                      15,000                440,000
    Transatlantic Holdings, Inc.                       5,000                230,000



DECREASES
--------------------------------------------------------------------------------
ELIMINATIONS

    AmerUs Group Co.                                 108,000                      -

REDUCTIONS

    Brooks-PRI Automation, Inc.                      168,500                168,500
    Cox Communications, Inc. Class A                 155,000                620,000
    El Paso Corporation                              425,000                750,000
    Everest Re Group, Ltd.                            25,000                675,000
    Ford Motor Company                               540,000                225,000
    Golden West Financial Corporation                 40,000                425,000
    Halliburton Company                              450,000                850,000
    The Home Depot, Inc.                             100,000              1,945,000
    M&T Bank Corporation                              15,000                320,000
    MedImmune, Inc.                                   25,000                239,000
    Millennium Pharmaceuticals, Inc.                  20,000                120,000
    PartnerRe Ltd.                                     5,000                525,000
    Reinsurance Group of America, Incorporated        55,000                490,000
    SunTrust Banks, Inc.                               5,000                230,000
    The TJX Companies, Inc.                          225,000              2,425,000


* Excludes transactions in Stocks-Miscellaneous-Other.

(a) Securities purchased in prior period and previously carried under Stocks-Miscellaneous-Other.



DIVIDENDS PER COMMON SHARE (1983-2002)  (UNAUDITED)
--------------------------------------------------------------------------------
The following table shows aggregate dividends paid per share on the Company's Common Stock for each year during the 20-year period 1983-2002. Amounts shown include payments made after year-end attributable to income and gain in each respective year.

                        DIVIDEND FROM
                 -------------------------
                                LONG-TERM
   YEAR          INCOME#      CAPITAL GAINS
-------------------------------------------
   1983           $.67           $2.38
   1984            .28            1.35
   1985            .47            1.07
   1986            .36            2.15
   1987            .35            1.54
   1988            .29            1.69
   1989            .23            1.56
   1990            .21            1.65
   1991            .09            3.07
   1992            .03            2.93
   1993            .06            2.34
   1994            .06            1.59
   1995            .13            2.77
   1996            .25            2.71
   1997            .21            2.95
   1998            .47            4.40
   1999           1.04            4.05
   2000           2.03            6.16
   2001           1.01            1.37
   2002            .03             .33

#Includes short-term capital gains per share which amounted to $.28 in 1983, $.12 in 1985, $.02 in 1989, $.03 in 1995, $.05 in 1996, $.62 in 1999, $1.55 in
2000 and $.64 in 2001.


7 TEN LARGEST INVESTMENT HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------
  General American Investors

The statement of investments as of December 31, 2002, shown on pages 10 and 11 includes 54 security issues. Listed here are the ten largest holdings on that date.

                                                                                                   % COMMON
                                                                          SHARES         VALUE     NET ASSETS*
--------------------------------------------------------------------------------------------------------------
THE TJX COMPANIES, INC.                                                2,425,000     $47,336,000       5.8%
Through its T.J. Maxx and Marshalls divisions, TJX is a leading off-price retailer.  The continued growth of these divisions, along with expansion into related U.S. and foreign off-price formats, provide ongoing opportunities.
--------------------------------------------------------------------------------------------------------------

THE HOME DEPOT, INC.                                                   1,945,000      46,602,200       5.7
The largest company in home center retailing, Home Depot's
proven merchandising capabilities and strong financial structure should provide the basis for continuing growth.
--------------------------------------------------------------------------------------------------------------

EVEREST RE GROUP, LTD.                                                   675,000      37,327,500       4.6
The largest independent U.S. property/casualty reinsurer which generates annual premiums of approximately $2.5 billion and has a high quality,well-reserved AA balance sheet. This Bermuda domiciled company has a strong management team that exercises prudent
underwriting discipline and efficient expense control, resulting in above-average earnings progress.
--------------------------------------------------------------------------------------------------------------

PFIZER INC                                                             1,025,000      31,334,250       3.9
Well established as a leader in the pharmaceutical industry, Pfizer continues to reap the benefits of its commitment to research and development and its ability to effectively market products.
The recent launch of new products serving large markets and
development of a pipeline rich with many promising drug candidates position Pfizer for strong long-term results.

--------------------------------------------------------------------------------------------------------------

GOLDEN WEST FINANCIAL CORPORATION                                        425,000      30,519,250       3.8
A savings and loan holding company with $60 billion in assets headquartered in Oakland, CA. It has a strong, conservative
management with a high level of insider ownership. Excellent asset quality, tight expense control and efficient capital management help produce above-average earnings increases.

--------------------------------------------------------------------------------------------------------------

WAL-MART STORES, INC.                                                    570,000      28,790,700       3.6
A policy of serving the mass market with everyday low prices, supported by the lowest cost structure has made Wal-Mart the world's largest retailer with ongoing growth opportunities in the U.S. and overseas.
--------------------------------------------------------------------------------------------------------------

PARTNERRE LTD.                                                           525,000      27,205,500       3.4
A leading global Bermuda-based multi-line reinsurer that generates annual premiums of approximately $2.5 billion and has a well-
capitalized and conservatively reserved AA balance sheet.
PartnerRe has a deep and talented staff and is well positioned to benefit from the current strong industry pricing cycle.
--------------------------------------------------------------------------------------------------------------

M & T BANK CORPORATION                                                   320,000      25,392,000       3.1
A bank holding company with over $30 billion in assets headquartered in Buffalo, NY. It has strong, opportunistic management with a high level of ownership and a history of enhancing shareholder value. High asset quality, excellent expense control, share
repurchases and adroit acquisitions help generate above-average earnings growth.
--------------------------------------------------------------------------------------------------------------

BERKSHIRE HATHAWAY INC. CLASS A                                              300      21,825,000       2.7
A holding company engaged in diverse businesses, the most
important of which is the property and casualty insurance
business which is conducted through subsidiaries, including
GEICO - a major U.S. auto insurer - and General Re Corp. - a significant global reinsurer.
--------------------------------------------------------------------------------------------------------------

GENENTECH, INC.                                                          650,000      21,554,000       2.7
A leading biotechnology company focused on the development
and production of biotherapeutics for medical needs.  With a strong product portfolio and a broad pipeline of product
opportunities, Genentech is positioned for continued success.
--------------------------------------------------------------------------------------------------------------
                                                                                    $317,886,400      39.3%
                                                                                    =============     =====

*Net assets applicable to the Company's Common Stock.


8 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
  General American Investors

                                                                            DECEMBER 31,
                                                                    -------------------------------
ASSETS                                                                  2002             2001
                                                                    -------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks
      (cost $417,614,713 and $461,130,422, respectively)            $629,812,240       $931,026,318
   Convertible corporate notes (cost $11,464,420)                     11,450,000                 -
   Corporate discount notes
      (cost $222,859,450 and $310,348,410, respectively)             222,859,450        310,348,410
   U.S. Treasury bills (cost $98,645,315)                             98,645,315                 -
                                                                    ------------       ------------
   Total investments (cost $750,583,898 and $771,478,832,
      respectively)                                                  962,767,005      1,241,374,728
CASH, RECEIVABLES AND OTHER ASSETS
   Cash (including margin account balance of $3,455
      and $20,966, respectively)                                          68,413             40,931
   Receivable for securities sold                                      1,394,958          2,827,707
   Receivable from broker for proceeds on securities sold
     short                                                             5,710,669         23,334,454
   Dividends, interest and other receivables                           1,534,495          1,261,862
   Prepaid expenses                                                    6,474,097          5,804,035
   Other                                                                 455,687            513,446
                                                                    ------------      -------------
TOTAL ASSETS                                                         978,405,324      1,275,157,163
                                                                    ------------      -------------

LIABILITIES

---------------------------------------------------------------------------------------------------

   Payable for securities purchased                                    5,905,815          1,318,500
   Preferred dividend accrued but not yet declared                       240,000            240,000
   Securities sold short, at value (proceeds $5,710,669
     and $23,334,454, respectively) (note 1a)                          4,715,171         15,758,350
   Accrued expenses and other liabilities                              8,352,211         10,310,593
                                                                     -----------         ----------
TOTAL LIABILITIES                                                     19,213,197         27,627,443
                                                                     -----------         ----------

 7.20% TAX ADVANTAGED CUMULATIVE PREFERRED STOCK -
   6,000,000 shares at a liquidation value of $25 per share
   (note 2)                                                          150,000,000        150,000,000
                                                                     -----------        -----------
NET ASSETS APPLICABLE TO COMMON STOCK -
   30,561,356 and 31,231,563 shares, respectively (note 2)          $809,192,127     $1,097,529,720
                                                                    ============     ==============
NET ASSET VALUE PER COMMON SHARE                                          $26.48             $35.14
                                                                          ======             ======

NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------
   Common Stock, 30,561,356 and 31,231,563 shares at par
        value, respectively (note 2)                                 $30,561,356        $31,231,563
   Additional paid-in capital (note 2)                               563,250,199        579,414,981
   Undistributed realized gain on investments (note 2)                 1,089,200          9,598,439
   Undistributed net income (note 2)                                   1,352,767             52,737
   Unallocated distributions on Preferred Stock                         (240,000)          (240,000)
   Unrealized appreciation on investments and securities
        sold short (including aggregate gross unrealized appreciation
        of $303,127,054 and $520,141,071, respectively)              213,178,605        477,472,000
                                                                    ------------      -------------
NET ASSETS APPLICABLE TO COMMON STOCK                               $809,192,127     $1,097,529,720
                                                                   =============     ==============
   (see notes to financial statements)

9 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
  General American Investors

                                                                          YEAR ENDED DECEMBER 31,
                                                                          -----------------------
INCOME                                                                     2002             2001
---------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
       of $21,770 and $55,790, respectively)                            $8,131,252       $7,862,551
   Interest                                                              6,259,873       15,201,651
   Other income                                                            459,565          541,123
                                                                        ----------       ----------
TOTAL INCOME                                                            14,850,690       23,605,325
                                                                        ----------       ----------

EXPENSES

---------------------------------------------------------------------------------------------------
   Investment research                                                   5,353,349        7,145,088
   Administration and operations                                         2,423,028        2,656,023
   Office space and general                                                594,154          534,127
   Auditing and legal fees                                                 211,000          152,700
   Transfer agent, custodian and registrar fees and expenses               208,974          224,807
   Directors' fees and expenses                                            152,486          167,907
   Stockholders' meeting and reports                                       127,208          128,337
   Miscellaneous taxes                                                      82,294           83,931
                                                                        ----------       ----------
TOTAL EXPENSES                                                           9,152,493       11,092,920
                                                                        ----------       ----------
NET INVESTMENT INCOME                                                    5,698,197       12,512,405
                                                                        ==========       ==========


REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
---------------------------------------------------------------------------------------------------

   Net realized gain on investments:

       Long transactions                                                 6,036,466       52,639,769
       Short sale transactions (note 1b)                                11,002,577       18,081,053
                                                                       -----------       ----------
   Net realized gain on investments (long-term, except for
       $15,679,190 in 2001)                                             17,039,043       70,720,822
   Net decrease in unrealized appreciation                            (264,293,395)     (87,697,439)
                                                                      ------------       ----------
NET LOSS ON INVESTMENTS                                               (247,254,352)     (16,976,617)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                (10,800,000)     (10,800,000)
                                                                      ------------       ----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     ($258,054,352)    ($27,776,617)
                                                                      ============     ============

---------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED DECEMBER 31,
                                                                        ------------------------
OPERATIONS                                                                2002             2001
------------------------------------------------------------------------------------------------
   Net investment income                                                $5,698,197      $12,512,405
   Net realized gain on investments                                     17,039,043       70,720,822
   Net decrease in unrealized appreciation                            (264,293,395)     (87,697,439)
                                                                      ------------      -----------
   Distributions to Preferred Stockholders:
      From net income, including short-term capital gain in 2001        (3,726,000)      (2,311,200)
      From long-term capital gain                                       (7,074,000)      (8,488,800)
                                                                       -----------      -----------
      Decrease In Net Assets From Preferred Distributions              (10,800,000)     (10,800,000)
                                                                       -----------      -----------
 DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     (252,356,155)     (15,264,212)
                                                                       -----------      -----------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------------------------

   From net income, including short-term capital gain                   (6,606,164)     (26,369,696)
   From long-term capital gain                                         (12,540,285)     (96,274,382)
                                                                       -----------     ------------
   DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                    (19,146,449)    (122,644,078)
                                                                       ------------    ------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of dividends (note 2)        6,410,677       81,091,222
   Cost of Common Shares purchased (note 2)                            (23,245,666)        (692,675)
                                                                        ----------       ----------
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS               (16,834,989)      80,398,547
                                                                       -----------       ----------
NET DECREASE IN NET ASSETS                                            (288,337,593)     (57,509,743)

NET ASSETS APPLICABLE TO COMMON STOCK
---------------------------------------------------------------------------------------------------
BEGINNING OF YEAR                                                    1,097,529,720    1,155,039,463
                                                                    --------------   --------------
END OF YEAR (including undistributed net income of $1,352,767
   and $52,737, respectively)                                         $809,192,127   $1,097,529,720
                                                                    ==============   ==============

(see notes to financial statements)

10 STATEMENT OF INVESTMENTS: DECEMBER 31, 2002
--------------------------------------------------------------------------------
   General American Investors


                        COMMON STOCKS
                        -----------------------------------------------------------------------------------------
                        SHARES OR PRINCIPAL AMOUNT                                                 VALUE (NOTE 1a)
                        ------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE         500,000 The Boeing Company                    (COST  $15,978,442)        $16,495,000
(2.0%)                                                                                             -----------
--------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND        550,000 CIENA Corporation (a)                                              2,827,000
INFORMATION SERVICES      900,000 Cisco Systems, Inc. (a)                                           11,790,000
(4.1%)                    620,000 Cox Communications, Inc. Class A (a)                              17,608,000
                          712,500 Lucent Technologies Inc. (a)                                         897,750
                          180,000 NTL Incorporated (a)                                                   2,880
                                                                                                    ----------
                                                                        (COST  $35,837,826)         33,125,630
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE         175,000 Oberthur Card Systems S.A. (a)                                       385,000
AND SYSTEMS (0.2%)        339,500 Wind River Systems, Inc. (a)                                       1,391,950
                                                                                                    ----------
                                                                         (COST  $8,061,069)          1,776,950
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS         275,000 Ethan Allen Interiors, Inc.                                        9,451,750
AND SERVICES (2.6%)       225,000 Ford Motor Company                                                 2,092,500
                          100,000 Newell Rubbermaid Inc.                                             3,033,000
                          150,000 PepsiCo, Inc.                                                      6,333,000
                                                                                                    ----------
                                                                         (COST $15,442,195)         20,910,250
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
ELECTRONICS (1.7%)        692,500 Molex Incorporated Class A             (COST $14,877,393)         13,773,825
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL CONTROL     589,000 Waste Management, Inc.                 (COST $11,654,199)         13,499,880
(INCLUDING SERVICES)(1.7%)                                                                          ----------
--------------------------------------------------------------------------------------------------------------
FINANCE AND INSURANCE     345,000 American International Group, Inc.                                19,958,250
(29.8%)                   500,000 Annaly Mortgage Management, Inc.                                   9,400,000
                        1,000,000 Annuity and Life Re (Holdings), Ltd.                               2,320,000
                              300 Berkshire Hathaway Inc. Class A (a)                               21,825,000
                           84,548 Central Securities Corporation                                     1,376,441
                          675,000 Everest Re Group, Ltd.                                            37,327,500
                          425,000 Golden West Financial Corporation                                 30,519,250
                          435,000 John Hancock Financial Services, Inc.                             12,136,500
                          320,000 M&T Bank Corporation                                              25,392,000
                          440,000 MetLife, Inc.                                                     11,897,600
                          525,000 PartnerRe Ltd.                                                    27,205,500
                          490,000 Reinsurance Group of America, Incorporated                        13,269,200
                          230,000 SunTrust Banks, Inc.                                              13,091,600
                          230,000 Transatlantic Holdings, Inc.                                      15,341,000
                                                                                                   -----------
                                                                        (COST $118,978,387)        241,059,841
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
HEALTH CARE (13.3%)       PHARMACEUTICALS (9.9%)
                          ------------------------------------------------------------------------------------
                          340,000 Alkermes, Inc. (a)                                                 2,131,800
                          300,000 Bristol-Myers Squibb Company                                       6,945,000
                          270,000 Genaera Corporation (a)                                              172,800
                          650,000 Genentech, Inc. (a)                                               21,554,000
                          250,000 IDEC Pharmaceuticals Corporation (a)                               8,292,500
                          239,000 MedImmune, Inc. (a)                                                6,493,630
                          120,000 Millennium Pharmaceuticals, Inc. (a)                                 952,800
                          125,000 OSI Pharmaceuticals, Inc. (a)                                      2,050,000
                        1,025,000 Pfizer Inc                                                        31,334,250
                                                                                                    ----------
                                                                         (COST $71,559,504)         79,926,780
                                                                                                    ----------
                          MEDICAL INSTRUMENTS AND DEVICES (1.6%)
                          ------------------------------------------------------------------------------------
                          290,000 Medtronic, Inc.                           (COST $862,614)         13,224,000
                                                                                                   -----------

                           HEALTH CARE SERVICES (1.8%)
                          ------------------------------------------------------------------------------------
                          550,000 Health Net, Inc. (a)                   (COST $11,165,878)         14,520,000
                                                                                                   -----------
                                                                         (COST $83,587,996)        107,670,780
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
MISCELLANEOUS (1.6%)              Other                                  (COST $15,813,836)         13,407,894
                                                                                                   -----------

--------------------------------------------------------------------------------
   General American Investors

                       COMMON STOCKS (Continued)
                       -------------------------------------------------------------------------------------------
                       SHARES OR PRINCIPAL AMOUNT                                                  VALUE (NOTE 1a)
                       -------------------------------------------------------------------------------------------
OIL AND NATURAL GAS       750,000 El Paso Corporation                                               $5,220,000
(INCLUDING SERVICES)      850,000 Halliburton Company                                               15,903,500
(2.6%)                                                                                              ----------
                                                                         (COST $26,501,884)         21,123,500
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
RETAIL TRADE(17.6%)       700,000 Costco Wholesale Corporation (a)                                  19,642,000
                        1,945,000 The Home Depot, Inc. (b)                                          46,602,200
                        2,425,000 The TJX Companies, Inc.                                           47,336,000
                          570,000 Wal-Mart Stores, Inc.                                             28,790,700
                                                                                                   -----------
                                                                           (COST$48,567,239)       142,370,900
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS(0.4%)      168,500 Brooks-PRI Automation, Inc. (a)                                    1,931,010
                          197,000 EMCORE Corporation (a)                                               431,430
                        1,644,900 IQE plc (a)                                                          164,490
                          250,000 Zarlink Semiconductor Inc. (a)                                       565,000
                                                                                                    ----------
                                                                         (COST $15,418,120)          3,091,930
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------
SPECIAL HOLDINGS              (d) Sequoia Capital IV                                                     2,500
(a)(c)                    432,000 Silicon Genesis Corporation Series C Preferred                     1,503,360
(NOTE 5)(0.2%)            546,000 Standard MEMS, Inc. Series A Convertible Preferred                         -
                                                                                                    ----------
                                                                          (COST $6,896,127)          1,505,860(e)
                                                                                                    ----------
--------------------------------------------------------------------------------------------------------------

                        TOTAL COMMON STOCKS (77.8%)                     (COST $417,614,713)        629,812,240
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------

                        CONVERTIBLE CORPORATE NOTES
                        --------------------------------------------------------------------------------------
HEALTH CARE(1.2%)     $10,000,000 MedImmune Vaccines, Inc. 5 1/4% due 2/1/08                         9,900,000
OIL AND GAS(0.2%)      $5,000,000 El Paso Corporation 0% due 2/28/21                                 1,550,000
                                                                                                   -----------
                       TOTAL CONVERTIBLE CORPORATE NOTES (1.4%)          (COST $11,464,420)         11,450,000
                                                                                                   -----------
--------------------------------------------------------------------------------------------------------------

                       SHORT-TERM SECURITIES AND OTHER ASSETS
                       ---------------------------------------------------------------------------------------
PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------
 $26,300,000           AIG Funding, Inc. notes due 1/14-1/22/03; 1.26%-1.30%                        26,260,225
  42,000,000           American Express Credit Corporation notes due 1/7-2/10/03; 1.29%-1.32%       41,930,270
  12,000,000           American General Finance Corporation note due 2/4/03; 1.31%                  11,981,223
  18,000,000           Ford Motor Credit Company notes due 1/2-2/11/03; 1.90%-1.93%                 17,957,495
  61,800,000           General Electric Capital Corp. notes due 1/9-1/28/03; 1.33%-1.36%            61,698,258
  43,100,000           General Motors Acceptance Corp. notes due 1/6-2/3/03; 1.87%-1.95%            42,984,939
  20,100,000           Sears Roebuck Acceptance Corp. notes due 1/21-2/6/03; 1.98%                  20,047,040
  99,000,000           U.S. Treasury bills due 1/23-2/13/03; 1.19%-1.65%                            98,645,315
                                                                                                   -----------
                       TOTAL SHORT-TERM SECURITIES (39.7%)              (COST $321,504,765)        321,504,765
    Liabilities in excess of cash, receivables and other assets                                     (3,574,878)
                                                                                                  ------------
TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (39.3%)                                          317,929,887
                                                                                                  ------------
PREFERRED STOCK (-18.5%)                                                                          (150,000,000)
                                                                                                  ------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                      $809,192,127
                                                                                                  ============

(a) Non-income producing security.
(b) 1,000,000 shares held by custodian in a segregated custodian account as collateral for open short positions.
(c) Restricted security.
(d) A limited partnership interest.
(e) Fair value of each holding in the opinion of the Directors.


                       STATEMENT OF SECURITIES SOLD SHORT: DECEMBER 31, 2002
         --------------------------------------------------------------------------------
                       General American Investors

                       COMMON STOCKS
      SHARES                                                                                    VALUE (NOTE 1a)
---------------------------------------------------------------------------------------------------------------
      75,000           Electronic Arts Inc.                                                         $3,732,750
      34,100           Southwest Bancorporation of Texas, Inc.                                         982,421
                                                                                                     ---------
TOTAL SECURITIES SOLD SHORT                                           (PROCEEDS $5,710,669)         $4,715,171
                                                                                                     =========

(see notes to financial statements)

12 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
General American Investors

--------------------------------------------------------------------------------
1. Significant Accounting Policies

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Corporate discount notes and U.S. Treasury bills are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

--------------------------------------------------------------------------------
2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, of which 30,561,356 shares and 31,231,563 shares were outstanding as of December 31, 2002 and 2001, respectively, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 6,000,000 shares were outstanding at each date.

     On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

     The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

     Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

     The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

     At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

     Effective   January  1,  2001,  the  Company  adopted  the   classification
requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock for which its redemption is outside of the Company's control should be presented outside of net assets in the statement of assets and liabilities. In adopting EITF D-98, the Company's net assets as of January 1, 2001 in the statement of changes in net assets is restated by excluding preferred stock valued at $150,000,000 at that date. The adoption also resulted in distributions to preferred stockholders being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in an increase of $10,800,000 in the net decrease in net assets resulting from operations for the periods ended December 31, 2002 and 2001. As part of the adoption, per share distributions on preferred stock were reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

--------------------------------------------------------------------------------
   General American Investors

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS (Continued from bottom of previous page) Transactions in Common Stock during 2002 and 2001 were as follows:

                                                    SHARES                       AMOUNT
                                             -------------------------  -------------------------
                                               2002        2001          2002            2001
                                             -------------------------  -------------------------
      Shares issued in payment of dividends
         (includes 251,893 and 28,400 shares
         issued from treasury, respectively) 251,893     2,310,019    $  251,893         $ 2,310,019
      Increase in paid-in capital                                      6,158,784          78,781,203
                                                                       ---------          ----------
         Total increase                                                6,410,677          81,091,222
                                                                       ---------          ----------
      Shares purchased (at an average
         discount from net asset value of
         9.1% and 9.0%, respectively)        922,100        19,000      (922,100)            (19,000)
      Decrease in paid-in capital                                    (22,323,566)           (673,675)
                                                                     -----------            --------
         Total decrease                                              (23,245,666)           (692,675)
                                                                     -----------            --------
      Net increase (decrease)                                       ($16,834,989)        $80,398,547
                                                                     ===========         ===========

      At December 31, 2002, the Company held in its treasury 670,207 shares of Common Stock with an aggregate cost in the amount of $16,277,373.


Distributions for tax and book purposes are substantially the same. Distributions in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

         Undistributed ordinary income      $233,239
         Undistributed long-term gain        865,252
         Unrealized appreciation         213,178,605
                                         -----------
                                        $214,277,096
                                         ===========

--------------------------------------------------------------------------------
3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during 2002 and 2001 to its officers amounted to $4,419,000 and $5,334,000, respectively.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

--------------------------------------------------------------------------------
4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities and securities sold short (other than short-term securities) during 2002 amounted to on long transactions $164,794,270 and $202,882,025, respectively, and on short sale transactions $20,128,265 and $13,507,057, respectively.

At December 31, 2002, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
5. RESTRICTED SECURITIES

                                                      DATE                               VALUE
                                                   ACQUIRED             COST            (NOTE 1a)
                                                   -------------  -----------------  --------------
 Sequoia Capital IV*                                 1/31/84           $886,407           $2,500
 Silicon Genesis Corporation Series C Preferred      2/16/01          3,006,720        1,503,360
 Standard MEMS, Inc. Series A Convertible Preferred 12/17/99          3,003,000                -
                                                                     ----------       ----------
   Total                                                             $6,896,127       $1,505,860
                                                                     ==========       ==========

* The amounts shown are net of distributions from this limited partnership interest which, in the aggregate, amounted to $4,806,404. The initial investment in the limited partnership was $2,000,000.

--------------------------------------------------------------------------------
6. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $315,000 for 2002. Minimum rental commitments under the operating lease are approximately $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENT On January 15, 2003, the Board of Directors declared on the Common Stock a dividend of $915,098 from net long-term capital gains and a dividend of $305,032 from ordinary income. These dividends are payable in cash on February 10, 2003.

Unaudited

--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 above, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

14 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 2002. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                                  2002        2001        2000        1999        1998
                                                 ------    --------    ---------    --------    --------
   PER SHARE OPERATING PERFORMANCE
     Net asset value, beginning of year         $ 35.14     $ 39.91     $ 41.74    $ 34.87      $ 29.15
                                                -------     -------     -------    --------     -------
        Net investment income                       .19         .41         .53        .45          .47
        Net gain (loss) on securities - realized
             and unrealized                       (7.88)       (.66)       6.12      11.32         9.44
                                                -------     -------     -------    --------     -------
        Distributions on Preferred Stock:

             Dividends from investment income      (.12)       (.07)(a)    (.11)(b)   (.07)(c)     (.03)
             Distributions from capital gains      (.23)       (.29)       (.29)      (.35)        (.20)
             Unallocated                             -           -           -          -          (.01)
                                                -------     -------     -------    --------     -------
                                                   (.35)       (.36)       (.40)      (.42)        (.24)
                                                -------     -------     -------    --------     -------
     Total from investment operations             (8.04)       (.61)       6.25      11.35         9.67
                                                -------     -------     -------    --------     -------


     Less distributions on Common Stock:

             Dividends from investment income      (.21)(d)    (.88)(e)   (2.30)(f)   (.71)(g)     (.48)
             Distributions from capital gains      (.41)      (3.28)      (5.78)     (3.77)       (3.24)
                                                -------     -------     -------    --------     -------
                                                   (.62)      (4.16)      (8.08)     (4.48)       (3.72)
                                                -------     -------     -------    --------     -------

     Capital Stock transaction -
         effect of Preferred Stock offering          -           -           -          -          (.23)
                                                -------     -------     -------    --------     -------
     Net asset value, end of year                $26.48      $35.14     $ 39.91    $ 41.74      $ 34.87
                                                =======     =======     =======    ========     =======
     Per share market value, end of year         $23.85      $33.47     $ 36.00    $ 37.19      $ 30.44
                                                =======     =======     =======    ========     =======


   TOTAL INVESTMENT RETURN - Stockholder
     Return, based on market price per share     (27.21)%      4.33%      19.10%     39.22%       31.31%



   RATIOS AND SUPPLEMENTAL DATA
     Net assets attributable to Common Stock,
        end of year (000's omitted)            $809,192  $1,097,530  $1,155,039 $1,094,519     $868,933
     Ratio of expenses to average net assets
        applicable to Common Stock                 0.97%       1.02%       1.09%      1.01%        0.95%
     Ratio of net income to average net assets
        applicable to Common Stock                 0.61%       1.15%       1.24%      1.23%        1.50%
     Portfolio turnover rate                      22.67%      23.81%      40.61%     33.68%       34.42%

   PREFERRED STOCK
     Liquidation value, end of year
        (000's omitted)                        $150,000    $150,000    $150,000   $150,000     $150,000
     Asset coverage                                 639%        832%        870%       830%         679%
     Liquidation preference per share            $25.00      $25.00      $25.00     $25.00       $25.00
     Market value per share                      $25.85      $25.90      $24.25     $21.75       $25.88


   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.03 per share.
   (d) Includes short-term capital gain in the amount of $.19 per share.
   (e) Includes short-term capital gain in the amount of $.51 per share.
   (f) Includes short-term capital gain in the amount of $1.82 per share.
   (g) Includes short-term capital gain in the amount of $.29 per share.


15  REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
    General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and securities sold short, of General American Investors Company, Inc. as of December 31, 2002, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 2002, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

New York, New York
January 14, 2003

OFFICERS

--------------------------------------------------------------------------------

NAME (AGE)                    POSITION WITH COMPANY     NAME (AGE)                POSITION WITH COMPANY
  EMPLOYEE SINCE                SINCE                     EMPLOYEE SINCE            SINCE
--------------------          -------------------       ---------------------     -------------------
Spencer Davidson (60)         President and Chief       Peter P. Donnelly (54)    Vice-President 1991
  1994                          Executive Officer         1974                      securities trader
                                1995

Andrew V. Vindigni (43)       Vice-President 1995       Diane G. Radosti (50)     Treasurer 1990
  1988                          security analyst          1980                      corporate accounting
                                (financial services                                 and financial reporting
                                industry)

Eugene L. DeStaebler, Jr.(64) Vice-President,           Carole Anne Clementi(56)  Secretary 1994
  1975                          Administration 1978       1982                      shareholder relations
                                Principal Financial                                 and office management
                                  Officer 2002

All officers serve for a term of one year and are elected by the board of directors at the time of its annual organization meeting on the second Wednesday in April. The address for each officer is the Company's office. Other directorships and affiliations for Mr. Davidson are shown in the listing of Directors on page 16.

SERVICE ORGANIZATIONS
--------------------------------------------------------------------------------
COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Deutsche Bank Trust Company Americas

TRANSFER AGENT AND REGISTRAR
Mellon Investor Services LLC
P.O. Box 3315 South Hackensack, NJ 07606-1915
1-800-413-5499
www.mellon-investor.com

16 DIRECTORS (UNAUDITED)
--------------------------------------------------------------------------------
   General American Investors

NAME (AGE)                      PRINCIPAL OCCUPATION
DIRECTOR SINCE                  DURING PAST 5 YEARS                      OTHER DIRECTORSHIPS AND AFFILIATIONS
----------------------          ----------------------------             ----------------------------------------------

INDEPENDENT ("DISINTERESTED") DIRECTORS
-----------------------------------------------------------------------------------------------------------------------
Lawrence B. Buttenwieser (71)   Counsel 2002-present
Chairman of the                 Partner 1966-2002
  Board of Directors            Katten Muchin Zavis Rosenman
1967                            and predecessor firms (lawyers)

Arthur G. Altschul, Jr. (38)    Managing Member                           Delta Opportunity Fund, Ltd., Director
1995                            Diaz & Altschul Capital                   Medicis Pharmaceutical Corporation, Director
                                  Management, LLC                         The Overbrook Foundation, Trustee
                                (investments and securities)

Lewis B. Cullman (84)           President                                 Chess-in-the-Schools, Chairman, Board of Trustees
1961                            Cullman Ventures LLC                      Metropolitan Museum of Art, Honorary Trustee
                                (catalogs)                                Museum of Modern Art, Vice Chairman,
                                                                            International Council and Honorary Trustee
                                                                          Neurosciences Research Foundation, Vice Chairman,
                                                                            Board of Trustees
                                                                          The New York Botanical Garden, Senior Vice
                                                                            Chairman, Board of Managers

Gerald M. Edelman (73)          Member and Chairman of the                Neurosciences Institute of the
1976                              Department of Neurobiology                Neurosciences Research Foundation,
                                The Scripps Research Institute              Director and President

John D. Gordan, III (57)        Partner
1986                            Morgan, Lewis & Bockius LLP
                                (lawyers)

Sidney R. Knafel (72)           Managing Partner                          BioReliance Corporation, Chairman, Board of Directors
1994                            SRK Management Company                    IGENE Biotechnology, Inc., Director
                                (private investment company)              Insight Communications Company, Inc.,
                                                                            Chairman, Board of Directors

Richard R. Pivirotto (72)       President                                 General Theological Seminary, Trustee
1971                            Richard R. Pivirotto Co., Inc.            The Gillette Company, Director
                                (self-employed consultant)                The Greenwich Bank and Trust Company, Director
                                                                          Greenwich Hospital Corporation, Trustee
                                                                          Immunomedics, Inc., Director
                                                                          New York Life Insurance Company, Director
                                                                          Princeton University, Charter Trustee Emeritus

Joseph T. Stewart, Jr. (73)     Corporate director and trustee            Foundation of the University of
1987                                                                        Medicine and Dentistry of New Jersey, Trustee
                                                                          Marine Biological Laboratory, Member,
                                                                            Advisory Council
                                                                          United States Merchant Marine Academy, Trustee,
                                                                            Board of Advisors

Raymond S. Troubh (76)          Financial Consultant                      Ariad Pharmaceuticals, Inc., Director
1989                                                                      Diamond Offshore Drilling, Inc., Director
                                                                          Enron Corp., Chairman, Board of Directors
                                                                          Gentiva Health Services, Inc., Director
                                                                          Hercules Incorporated, Director
                                                                          Petrie Stores Liquidating Trust, Trustee
                                                                          Triarc Companies, Inc., Director
                                                                          WHX Corporation, Director

INSIDE ("INTERESTED") DIRECTOR
-----------------------------------------------------------------------------------------------------------------------
Spencer Davidson (60)           President and Chief Executive Officer     Medicis Pharmaceutical Corporation, Director
1995                            General American Investors                Neurosciences Research Foundation, Trustee
                                  Company, Inc. since 1995

All directors serve for a term of one year and are elected by stockholders at the time of the annual meeting on the second Wednesday in April. The address for each director is the Company's office.

                       ----------------------------------
                       William O. Baker, Director Emeritus
                      William T. Golden, Director Emeritus


                    GENERAL AMERICAN INVESTORS COMPANY, INC.
                    450 Lexington Avenue, New York, NY 10017
                         (212) 916-8400 (800) 436-8401
                      E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com